                                                                   Exhibit 10(c)


                              SEVENTH AMENDMENT TO
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------


         SEVENTH AMENDMENT dated as of September 30, 2002 (this "AMENDMENT") to the LOAN AND SECURITY AGREEMENT dated as of July 17, 2001, as amended by the First Amendment dated as of November 15, 2001, the Second Amendment dated as of February 14, 2002, the Third Amendment dated as of May 13, 2002, the Fourth Amendment dated as of July 9, 2002, the Fifth Amendment dated as of July 15, 2002, and the Sixth Amendment, dated as of September 10, 2002 (the "LOAN AGREEMENT"), between and among, on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually as a "LENDER" and collectively as the "LENDERS"), FOOTHILL CAPITAL CORPORATION, a California corporation, as the arranger and administrative agent for the Lenders ("AGENT"), and, on the other hand, FRONTSTEP, INC., an Ohio corporation ("PARENT"), and each of the Parent's Subsidiaries identified on the signature pages hereof (such Subsidiaries, together with Parent, are referred to hereinafter each individually as a "BORROWER", and individually and collectively, jointly and severally, as "BORROWERS").

         WHEREAS, the Borrowers have requested the Agent to amend the Loan Agreement to provide for, among other things, modifications to the financial covenants set forth in the Loan Agreement, and the Agent, on behalf of the Lenders, has agreed to such request.

         NOW, THEREFORE, in consideration of the premises and of the mutual covenants, agreements and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. CAPITALIZED TERMS. All capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) and not otherwise defined shall have their respective meanings set forth in the Loan Agreement.

         2. FINANCIAL COVENANTS. Section 7.20(a) of the Loan Agreement is hereby amended by amending clauses (i), (ii) and (iii) thereof as follows:

         (a) MINIMUM EBITDA. Clause (i) of Section 7.20(a) is hereby amended in its entirety to read as follows:

                           "(i) MINIMUM EBITDA. Fail to maintain EBITDA, measured on a fiscal quarter-end basis, of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

         ---------------------------------- ------------------------------------

               APPLICABLE AMOUNT                        APPLICABLE PERIOD
         ---------------------------------- ------------------------------------

                  ($209,000)                     For the 12 month period ending
                                                          June 30, 2002
         ---------------------------------- ------------------------------------

         ---------------------------------- ------------------------------------

               APPLICABLE AMOUNT                        APPLICABLE PERIOD
         ---------------------------------- ------------------------------------
                 ($1,980,000)                    For the 12 month period ending
                                                       September 30, 2002
         ---------------------------------- ------------------------------------

                  $2,284,000                     For the 12 month period ending
                                                        December 31, 2002
         ---------------------------------- ------------------------------------

                  $4,351,000                     For the 12 month period ending
                                                         March 31, 2003
         ---------------------------------- ------------------------------------

                  $5,752,000                     For the 12 month period ending
                                                          June 30, 2003
         ---------------------------------- ------------------------------------

         Borrowers' EBITDA for the 12 month period ending each quarter after June 30, 2003 shall be determined based upon Borrowers' projected EBITDA for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and Borrowers cannot agree on the EBITDA covenant number based upon Borrowers' projected EBITDA, for purposes of this Section 7.20(a)(i), Borrowers' EBITDA for such 12 month period shall be determined by Agent in its Permitted Discretion and shall not be less than $5,752,000."

         (b) TANGIBLE NET WORTH. Clause (ii) of Section 7.20(a) is hereby amended in its entirety to read as follows:

                  "(ii) TANGIBLE NET WORTH. Fail to maintain Tangible Net Worth of at least the required amount set forth in the following table as of the applicable date set forth opposite thereto:

         --------------------------------- -------------------------------------

                 APPLICABLE AMOUNT                     APPLICABLE DATE
         --------------------------------- -------------------------------------

                    $5,355,000                          June 30, 2002
         --------------------------------- -------------------------------------

                    $3,928,000                       September 30, 2002
         --------------------------------- -------------------------------------

                    $4,207,000                        December 31, 2002
         --------------------------------- -------------------------------------

                    $4,110,000                         March 31, 2003
         --------------------------------- -------------------------------------

                    $4,610,000                          June 30, 2003
         --------------------------------- -------------------------------------

         Borrowers' Tangible Net Worth for each fiscal quarter ending after June 30, 2003 shall be determined based upon Borrowers' projected Tangible Net Worth for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and

         Borrowers cannot agree on the Tangible Net Worth covenant number based upon Borrowers' projected Tangible Net Worth, for purposes of this
         Section 7.20(a)(ii), Borrowers' Tangible Net Worth for such fiscal quarter shall be determined by Agent in its Permitted Discretion and shall not be less than $4,610,000."

         (c) LEVERAGE RATIO. Clause (iii) of Section 7.20(a) is hereby amended in its entirety to read as follows:

                  "(iii) LEVERAGE RATIO. Permit the ratio (the "Leverage Ratio") of (i) the aggregate amount of the Indebtedness of Parent and its Subsidiaries divided by (ii) EBITDA, for the applicable period set forth below to be more than the applicable ratio set forth below:

         ------------------------------ ---------------------------------------

                LEVERAGE RATIO                       APPLICABLE PERIOD
         ------------------------------ ---------------------------------------

                   (80.99:1)                  For the 12 month period ending
                                                       June 30, 2002
         ------------------------------ ---------------------------------------

                   (11.67:1)                  For the 12 month period ending
                                                     September 30, 2002
         ------------------------------ ---------------------------------------

                    7.16:1                    For the 12 month period ending
                                                     December 31, 2002
         ------------------------------ ---------------------------------------

                    3.45:1                    For the 12 month period ending
                                                     March 31, 2003
         ------------------------------ ---------------------------------------

                    2.37:1                    For the 12 month period ending
                                                       June 30, 2003
         ------------------------------ ---------------------------------------

         Borrowers' Leverage Ratio for the 12 month period ending each quarter after June 30, 2003 shall be determined based upon Borrowers' projected Leverage Ratio for such period as set forth in the Projections delivered to Agent in accordance with Section 6.3(c), which Projections are in form and substance acceptable to Agent; provided, that if Agent and Borrowers cannot agree on the Leverage Ratio covenant based upon Borrowers' projected Leverage Ratio, for purposes of this Section 7.20(a)(iii), Borrowers' Leverage Ratio for such 12 month period shall be determined by Agent in its Permitted Discretion and shall not be more than 2.37:1."

         3. CONDITIONS. This Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein called the "AMENDMENT/WAIVER EFFECTIVE DATE"):

            (a) REPRESENTATIONS AND WARRANTIES; NO EVENT OF DEFAULT. The representations and warranties contained herein, in Section 4 of the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Agent and the Lenders pursuant hereto on or prior to the Amendment/Waiver Effective Date shall be correct in all material respects on and as of the Amendment/Waiver Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date), and no Default or Event of Default shall have occurred and be continuing on the Amendment/Waiver Effective Date or would result from this Amendment becoming effective in accordance with its terms, unless any such Event of Default has previously been waived in accordance with Section 15 of the Loan Agreement.

            (b) DELIVERY OF DOCUMENTS. The Agent shall have received on or before the Amendment/Waiver Effective Date the following, each in form and substance reasonably satisfactory to the Agent and, unless indicated otherwise, dated the Amendment/Waiver Effective Date, provided that the amendments set forth in Section 2 of this Amendment shall be deemed effective as of September 30, 2002:

                        (i) counterparts of this Amendment, duly executed by the
            Borrowers and the Agent; and

                        (ii) such other agreements, instruments, approvals,
            opinions and other documents as the Agent may reasonably request.

            (c) ACCOMMODATION FEE. The Borrowers shall have paid to the Agent, for the benefit of the Lenders, a non-refundable accommodation fee equal to $650,000 which fee shall be earned in full on the Amendment/Waiver Effective Date and shall be payable in installments of $50,000 on the first day of each month, commencing on October 1, 2002, provided that payment of such fee may be effected by Agent charging such fee to Borrowers' Loan Account pursuant to
Section 2.6(d) of the Loan Agreement. The outstanding balance of such accommodation fee shall paid on the date on which the Loan Agreement shall terminate.

            (d) PROCEEDINGS. All proceedings in connection with the transactions contemplated by this Amendment, and all documents incidental thereto, shall be reasonably satisfactory to the Agent and its special counsel, and the Agent and such special counsel shall have received all such information and such counterpart originals or certified copies of documents, and such other agreements, instruments, approvals, opinions and other documents, as the Agent or such special counsel may reasonably request.

         4. REPRESENTATIONS AND WARRANTIES. Each of the Borrowers represent and warrant as follows:

            (a) Except as previously disclosed in writing to the Agent: (i) the representations and warranties made by such Borrower herein, in the Loan Agreement and in each other Loan Document and certificate or other writing delivered to the Lenders on or prior to the Amendment/Waiver Effective Date shall be correct and accurate on and as of the Amendment/Waiver Effective Date as though made on and as of such date (except to the extent that such representations and warranties expressly relate solely to an earlier date in which case such representations and warranties shall be true and correct on and as of such date); and (ii) no Default or Event of Default shall have occurred and be continuing on the Amendment/Waiver Effective Date or would result from this Amendment becoming effective in accordance with its terms.

            (b) Each of the Borrowers (i) is a corporation, duly organized, validly existing and in good standing under the laws of its state of organization, (ii) has all requisite power and authority to execute, deliver and perform this Amendment, and to perform the Loan Agreement, as amended hereby, and (iii) is duly qualified to do business and is in good standing in each jurisdiction where the failure to be so qualified and in good standing reasonably could be expected to have a Material Adverse Change.

            (c) The execution, delivery and performance by each Borrower of this Amendment, and the performance by each such Borrower of the Loan Agreement, as amended hereby, (i) have been duly authorized by all necessary action, (ii) do not and will not contravene such Borrower's charter or by-laws, any applicable law or any contractual restriction binding on or otherwise affecting it or any of its properties, (iii) do not and will not result in or require the creation of any lien or other encumbrance (other than pursuant to any Loan Documents) upon or with respect to any of its properties, and (iv) do not and will not result in any suspension, revocation, impairment, forfeiture or nonrenewal of any permit, license, authorization or approval applicable to its operations or any of its properties.

            (d) No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or agency or other regulatory body is required in connection with the due execution, delivery and performance by such Borrower of this Amendment, or for the performance of the Loan Agreement, as amended hereby.

            (e) This Amendment, the Loan Agreement, as amended hereby, and each other Loan Document to which such Borrower is a party is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by equitable principles or by or subject to any bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally.

         5. CONTINUED EFFECTIVENESS OF THE LOAN AGREEMENT. (a) Except as otherwise expressly provided herein, the Loan Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, except that on and after the Amendment/Waiver Effective Date (i) all references in the Loan Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment and (ii) all references in the other Loan Documents to the "Loan Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as amended by this Amendment.

            (b) The Borrowers hereby acknowledge and agree that this Amendment constitutes a "Loan Document" under the Loan Agreement. Accordingly, it shall be an Event of Default under the Loan Agreement if any representation or warranty made by the Borrowers under or in connection with this Amendment shall have been untrue, false or misleading in any material respect when made.

         6. COSTS AND EXPENSES. The Borrowers shall pay all reasonable out-of-pocket costs and expenses of the Lender Group (including, without limitation, the reasonable fees and charges of counsel to any member of the Lender Group) in connection with this Amendment.

         7. MISCELLANEOUS. (a) This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver an original executed counterpart of this Amendment but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

            (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

            (c) This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York except to the extent governed by the Bankruptcy Code.

         8. THE BORROWERS, LENDERS AND THE AGENT EACH HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE ACTIONS OF THE LENDER GROUP IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

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




                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.


                                  FRONTSTEP, INC.
                                  an Ohio corporation


                                  By: /s/ DANIEL P. BUETTIN
                                      ------------------------------------------
                                      Name:  Daniel P. Buettin
                                      Title: Vice President & Chief Financial
                                             Officer


                                  FRONTSTEP SOLUTIONS GROUP, INC.
                                  an Ohio corporation


                                  By: /s/ DANIEL P. BUETTIN
                                      ------------------------------------------
                                      Name:  Daniel P. Buettin
                                      Title: Vice President & Chief Financial
                                             Officer


                                  FRONTSTEP CANADA, INC.
                                  an Ontario corporation


                                  By: /s/ DANIEL P. BUETTIN
                                      ------------------------------------------
                                      Name:  Daniel P. Buettin
                                      Title: Vice President & Chief Financial
                                             Officer


                                  FOOTHILL CAPITAL CORPORATION,
                                  a California corporation, as Agent and as a Lender


                                  By:  /s/ TRENT A. SMART
                                       -----------------------------------------
                                       Name:  Trent A. Smart
                                       Title: Vice President







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